UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) August 1, 2008
                                                          --------------



                           PUBLIX SUPER MARKETS, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)




        Florida                       0-00981                     59-0324412
------------------------            ------------             -------------------
(State of Incorporation)            (Commission               (I.R.S. Employer
                                    File Number)             Identification No.)




              3300 Publix Corporate Parkway
                    Lakeland, Florida                               33811
         ----------------------------------------                ----------
         (Address of principal executive offices)                (Zip code)




                                 (863) 688-1188
              ----------------------------------------------------
              (Registrant's telephone number, including area code)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


                                Page 1 of 2 pages


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Item 2.02.  Results of Operations and Financial Condition

         On August 1, 2008, Publix Super Markets, Inc. issued a press release to report its second quarter results for 2008 and stock price effective August 1, 2008. A copy of the press release is attached hereto as Exhibit 99.1.

         The foregoing information, including Exhibit 99.1, is being furnished under Item 2.02 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.


Item 9.01.  Financial Statements and Exhibits

      (d).  Exhibits

     99.1.  Press Release dated August 1, 2008



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                      PUBLIX SUPER MARKETS, INC.



Dated: August 1, 2008             By: /s/ David P. Phillips
                                      ------------------------------------------
                                      David P. Phillips, Chief Financial Officer
                                      and Treasurer (Principal Financial and
                                      Accounting Officer)


                               Page 2 of 2 pages

Exhibit Index


Exhibit 99.1.  Press Release dated August 1, 2008